Exhibit 32

SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF

FINANCIAL OFFICER

Statement

Solely for the purposes of complying with 18 U.S.C.§1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and the Chief Financial Officer of Sonic Foundry, Inc. (the “Company”), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 9, 2005

By:	/s/ Rimas P. Buineivicius
By:	Rimas P. Buineivicius
Title:	Chief Executive Officer

By:	/s/ Kenneth A. Minor
By:	Kenneth A. Minor
Title:	Chief Financial Officer

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